Exhibit 10.1

AMENDMENT NO. 3

TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 3 to the Securities Purchase Agreement (this “Amendment”) is made and entered into effective March 12, 2024 (the “Amendment No. 3 Effective Date”) between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and the Consenting Stockholders (as defined below). Capitalized terms not defined herein shall have the same meaning as set forth in the Securities Purchase Agreement (as defined below).

RECITALS:

WHEREAS, the Company and each buyer identified on the signature pages thereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”) entered into the Securities Purchase Agreement dated as of July 6, 2022, as amended on January 18, 2023 and as further amended on May 15, 2023 (as amended, the “Securities Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions contained therein, the Company agreed to issue and sell, and each Buyer, severally and not jointly, agreed to purchase from the Company the Notes and the Warrants;

WHEREAS, pursuant to Section 7(e), the Securities Purchase Agreement may be amended in a written instrument signed by the Company, the Lead Investor, and Buyers which purchased at least 50% plus $1.00 of the Notes based on the initial Principal Amounts thereunder (the Lead Investor and such Buyers, collectively the “Consenting Stockholders”); and

WHEREAS, the Company and the Consenting Stockholders desire to (a) increase the Maximum Amount of Notes sold and purchased pursuant to the Securities Purchase Agreement; (b) amend the Securities Purchase Agreement to cover the Fourth Closing (as defined below); (c) include the Fourth Closing Schedule of Buyers attached hereto as Schedule A to the Securities Purchase Agreement as the Fourth Closing Schedule of Buyers; (d) include the Form of Fourth Note (as defined below) attached hereto as Exhibit J to the Securities Purchase Agreement as Exhibit J; and (e) include the Form of Fourth Warrant (as defined below) attached hereto as Exhibit K to the Securities Purchase Agreement as Exhibit K.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Clause B of the Recitals of the Securities Purchase Agreement shall be amended and restated as follows:

“WHEREAS, subject to the terms and provisions hereinafter set forth and upon the terms and subject to the limitations and conditions set forth in the Notes (as defined below), (i) each Buyer, severally and not jointly, desires to purchase, and the Company desires to sell and issue to Buyers, (a) senior secured convertible promissory notes, each in the form attached hereto as Exhibit A (the “First Notes”) convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), and (b) warrants, each in the form attached hereto as Exhibit B (the “First Warrants”), (the “First Closing”), and (ii) certain Buyers, severally and not jointly, desire to purchase, and the Company desires to sell and issue to such Buyers, (a) unsecured convertible promissory notes, each in the form attached hereto as Exhibit F (the “Second Notes”) convertible into Common Stock, and (b) warrants, each in the form attached hereto as Exhibit G (the “Second Warrants”), (the “Second Closing”), and (iii) certain Buyers, severally and not jointly, desire to purchase, and the Company desires to sell and issue to such Buyers, (a) unsecured convertible promissory notes, each in the form attached hereto as Exhibit H (the “Third Notes”) convertible into Common Stock, and (b) warrants, each in the form attached hereto as Exhibit I (the “Third Warrants”), (the “Third Closing”), and (iv) certain Buyers, severally and not jointly, desire to purchase, and the Company desires to sell and issue to such Buyers, (a) unsecured convertible promissory notes, each in the form attached hereto as Exhibit J (the “Fourth Notes”) convertible into Common Stock, and (b) warrants, each in the form attached hereto as Exhibit K (the “Fourth Warrants”), (the “Fourth Closing”), and (v) each Buyer, severally and not jointly, may desire to purchase and the Company may desire to sell and issue to Buyers, (a) one or more additional convertible promissory notes convertible into Common Stock, each in the form attached hereto as either (1) Exhibit A, Exhibit F, Exhibit H, or Exhibit J, or (2) in such form to be mutually agreed upon by the Company, the Lead Investor (as defined below) and the participating Buyers (the “Additional Notes” and together with the First Notes, Second Notes, Third Notes, and Fourth Notes, the “Notes”), and (b) one or more additional warrants, each in the form attached hereto as either (1) Exhibit B, Exhibit G, Exhibit I, or Exhibit K or (2) such form to be mutually agreed upon by the Company, the Lead Investor and the participating Buyers (the “Additional Warrants”, and together with the First Warrants, Second Warrants, Third Warrants, and Fourth Warrants, the “Warrants”), as may mutually be agreed in additional closings as set forth in Section 1(d) below (together with the Second Closing, Third Closing, and Fourth Closing, the “Additional Closings”) (each of the First Closing, the Second Closing, the Third Closing, the Fourth Closing and the Additional Closings are sometimes hereinafter individually referred to as a “Closing” and collectively as the “Closings” and this Agreement and any and all documents or instruments executed or to be executed by in connection with this Agreement, including the Notes, the Warrants, the Security Agreement, in the form attached as Exhibit C hereto (the “Security Agreement”), the Guaranty, in the form attached as Exhibit D hereto (the “Guaranty”), the Registration Rights Agreement, in the form attached as Exhibit E hereto (as amended and restated from time to time, the “Registration Rights Agreement”) and the Irrevocable Transfer Agent Instructions, together with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof are sometimes hereinafter individually referred to as a “Transaction Document” and collectively as the “Transaction Documents”).”

2. Clause C of the Recitals of the Securities Purchase Agreement shall be amended and restated as follows:

“WHEREAS, the aggregate principal amount of Notes sold pursuant to this Agreement shall not exceed Six Million Nine Hundred Sixteen Thousand Five Hundred 93/100 United States Dollars (US$6,916,500.93) (the “Maximum Amount”), which amount can be increased by mutual agreement of the Company, [***] (the “Lead Investor”), and the Buyers that are majority-in-interest holders of the outstanding Notes.”

3. Section 1(b) of the Securities Purchase Agreement shall be amended and restated as follows:

“First Closing; Second Closing; Third Closing; Fourth Closing. (i) The First Closing of the purchase and sale of the First Notes in an aggregate principal amount of Four Million Two Hundred Thirty Thousand No/100 United States Dollars (US$4,230,000.00), and First Warrants for an aggregate purchase price of Three Million Five Hundred and Twenty Five Thousand No/100 United States Dollars (US$3,525,000.00), Five Hundred and Seventy Five Thousand No/100 United States Dollars (US$575,000.00) of which was funded to the Company prior to the date hereof, and shall take place on the Effective Date, subject to satisfaction of the conditions to the First Closing set forth in this Agreement (the “First Closing Date”). Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, in respect of the First Closing Date each Buyer shall purchase (i) a First Note in the principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto for (x) a purchase price set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers hereto, or (y) in the case of each Prior Series Holder, the surrender of a Series Note in respect of which the amount owing thereunder is forth opposite such Prior Series Holder’s name in column (4) on the Schedule of Buyers hereto, and (ii) a First Warrant initially entitling the applicable Buyer to purchase a number of shares of Common Stock equal to the principal amount of such Buyer’s First Note divided by the closing price of the Common Stock on the Trading Day immediately prior the First Closing Date.

(ii) The Second Closing of the purchase and sale of the Second Notes in an aggregate principal amount of Six Hundred Thirty Six Thousand and No/100 United States Dollars (US$636,000.00), and Second Warrants for an aggregate purchase price of Five Hundred Thirty Thousand No/100 United States Dollars (US$530,000.00), Four Hundred Forty Six Thousand Six Hundred Sixty Seven No/100 United States Dollars (US$446,667.00) of which was funded to the Company prior to the date hereof, and shall take place on the Amendment Effective Date, subject to satisfaction of the conditions to the Second Closing set forth in this Agreement (the “Second Closing Date”). Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, in respect of the Second Closing Date each Buyer shall purchase (i) a Second Note in the principal amount set forth opposite such Buyer’s name in column (3) on the Second Closing Schedule of Buyers attached hereto for a purchase price set forth opposite such Buyer’s name in column (4) on the Second Closing Schedule of Buyers hereto, and (ii) a Second Warrant initially entitling the applicable Buyer to purchase a number of shares of Common Stock equal to two times the principal amount of such Buyer’s Second Note divided by $9.94.

(iii) The Third Closing of the purchase and sale of the Third Notes in an aggregate principal amount of Seven Hundred Two Thousand Seven Hundred Twenty and No/100 United States Dollars (US$702,720.00), and Third Warrants for an aggregate purchase price of Five Hundred Eighty Five Thousand Six Hundred and No/100 United States Dollars (US$585,600.00), all of which was funded to the Company prior to the date hereof, and shall take place on the Amendment No. 2 Effective Date, subject to satisfaction of the conditions to the Third Closing set forth in this Agreement (the “Third Closing Date”). Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, in respect of the Third Closing Date each Buyer shall purchase (i) a Third Note in the principal amount and with an issuance date as set forth opposite such Buyer’s name in column (3) and (5), respectively, on the Third Closing Schedule of Buyers attached hereto for a purchase price set forth opposite such Buyer’s name in column (4) on the Third Closing Schedule of Buyers hereto, and (ii) a Third Warrant dated as set forth opposite such Buyer’s name in column (5) on the Third Closing Schedule of Buyers and initially entitling the applicable Buyer to purchase a number of shares of Common Stock equal to two times the principal amount of such Buyer’s Third Note divided by $9.94.

(iv) The Fourth Closing of the purchase and sale of the Fourth Notes in an aggregate principal amount of Six Hundred Forty Eight Thousand No/100 United States Dollars (US$648,000), and Fourth Warrants for an aggregate purchase price of Five Hundred Forty Thousand No/100 United States Dollars (US$540,000), all of which was funded to the Company prior to the date hereof, and shall take place on the Amendment No. 3 Effective Date, subject to satisfaction of the conditions to the Fourth Closing set forth in this Agreement (the “Fourth Closing Date”). Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, in respect of the Fourth Closing Date each Buyer shall purchase (i) a Fourth Note in the principal amount and with an issuance date as set forth opposite such Buyer’s name in column (3) and (5), respectively, on the Fourth Closing Schedule of Buyers attached hereto for a purchase price set forth opposite such Buyer’s name in column (4) on the Fourth Closing Schedule of Buyers hereto, and (ii) a Fourth Warrant dated as set forth opposite such Buyer’s name in column (5) on the Fourth Closing Schedule of Buyers and initially entitling the applicable Buyer to purchase a number of shares of Common Stock equal to two times the principal amount of such Buyer’s Fourth Note divided by $9.94.

(v) Additional Closings, if any, of the purchase and sale of the Additional Notes and Additional Warrants shall be at such times and for such amounts as determined in accordance with Section 1(d) below, subject to satisfaction of the conditions to the Additional Closings set forth in this Agreement (the “Additional Closing Dates”, collectively, with the First Closing Date, the Second Closing Date, the Third Closing Date, and the Fourth Closing Date are referred to as the “Closing Dates”). The Closings shall occur on the respective Closing Dates through the use of overnight mails, electronic email and subject to customary escrow instructions from Buyers and their respective counsel, or in such other manner as is mutually agreed to by the Company and the Buyers.”

4. The reference to “2,070,531” in Section 3(c) of the Securities Purchase Agreement shall be replaced with “13,833,016.”

5. Section 4(a) of the Securities Purchase Agreement shall be amended and restated as follows:

“Best Efforts. The parties shall use their commercially reasonable best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement. In addition, the Company shall use its commercially reasonable best efforts to complete the Uplist Transaction (as defined in the Registration Rights Agreement) by March 31, 2024.”

6. Section 4(k) of the Securities Purchase Agreement shall be amended and restated as follows:

“Restriction on Activities. (i) Commencing as of the Effective Date, and until the sooner of (1) the six month anniversary of the date first written above or (2)(I) payment of the First Notes in full, or full conversion of the First Notes, and (II) exercise of the First Warrants in full, the Company shall not, directly or indirectly, without each Buyer’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any variable rate debt transactions (i.e., transactions where the conversion or exercise price of the security issued by the Company varies based on the market price of the Common Stock) that does not contain a floor price that is more than 50% the closing price of the Common Stock on the Trading Day immediately prior to the date hereto, whether a transaction similar to the one contemplated hereby or any other investment.

(ii) Commencing as of the Amendment Effective Date, and until (1) the payment of the Second Notes in full, or full conversion of the Second Notes, and (2) exercise of the Second Warrants in full, the Company shall not, directly or indirectly, without the prior written consent of each Buyer who participated in the Second Closing, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any variable rate debt transactions (i.e., transactions where the conversion or exercise price of the security issued by the Company varies based on the market price of the Common Stock) that does not contain a floor price that is more than 50% the closing price of the Common Stock on the Trading Day immediately prior to the date hereto, whether a transaction similar to the one contemplated hereby or any other investment.

(iii) Commencing as of the Amendment No. 2 Effective Date, and until (1) the payment of the Third Notes in full, or full conversion of the Third Notes, and (2) exercise of the Third Warrants in full, the Company shall not, directly or indirectly, without the prior written consent of each Buyer who participated in the Third Closing, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any variable rate debt transactions (i.e., transactions where the conversion or exercise price of the security issued by the Company varies based on the market price of the Common Stock) that does not contain a floor price that is more than 50% the closing price of the Common Stock on the Trading Day immediately prior to the date hereto, whether a transaction similar to the one contemplated hereby or any other investment.

(iv) Commencing as of the Amendment No. 3 Effective Date, and until (1) the payment of the Fourth Notes in full, or full conversion of the Fourth Notes, and (2) exercise of the Fourth Warrants in full, the Company shall not, directly or indirectly, without the prior written consent of each Buyer who participated in the Fourth Closing, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any variable rate debt transactions (i.e., transactions where the conversion or exercise price of the security issued by the Company varies based on the market price of the Common Stock) that does not contain a floor price that is more than 50% the closing price of the Common Stock on the Trading Day immediately prior to the date hereto, whether a transaction similar to the one contemplated hereby or any other investment.”

7. Section 4(p) of the Securities Purchase Agreement shall be amended and restated as follows:

“Upon the First Closing, the Company shall pay US$50,000.00 to the Lead Investor’s legal counsel for preparation of the Transaction Documents (the “First Closing Transaction Expense Amounts”) which such amounts shall be offset from the Purchase Price payable by the Lead Investor and shall be paid to the Lead Investor’s legal counsel upon the execution hereof. Additionally, for the avoidance of doubt, there shall be an aggregate Seven Hundred and Five Thousand No/100 United States Dollars (US$705,000.00) original issue discount (the “OID”) in respect of the First Notes. The OID has been included in the aggregate principal amount of the First Notes and as such the aggregate principal amount of First Notes is Four Million Two Hundred Thirty Thousand No/100 United States Dollars (US$4,230,000.00).

Upon the Second Closing, the Company shall pay Fifteen Thousand No/100 United States Dollars (US$15,000.00 to the Lead Investor’s legal counsel for preparation of the applicable Transaction Documents (the “Second Closing Transaction Expense Amounts” and, collectively with the First Closing Transaction Expense Amounts, the “Transaction Expense Amounts”) which such amounts shall be offset from the Purchase Price payable by the Lead Investor and shall be paid to the Lead Investor’s legal counsel on the Amendment Effective Date. Additionally, for the avoidance of doubt, there shall be an aggregate One Hundred Six Thousand No/100 United States Dollars (US$106,000.00) OID in respect of the Second Notes. The OID has been included in the aggregate principal amount of the Second Notes and as such the aggregate principal amount of Second Notes is Six Hundred Thirty Six Thousand No/100 United States Dollars (US$636,000.00).”

Upon the Third Closing, the Company shall pay Eight Thousand No/100 United States Dollars (US$8,000.00) to the Lead Investor’s legal counsel for preparation of the applicable Transaction Documents (the “Third Closing Transaction Expense Amounts” and, collectively with the First Closing Transaction Expense Amounts and Second Closing Transaction Expense Amounts, the “Transaction Expense Amounts”) which such Third Closing Transaction Expense Amounts to be paid by the Company to the Lead Investor’s legal counsel on the Amendment No. 2 Effective Date. Additionally, for the avoidance of doubt, there shall be an aggregate One Hundred Seventeen Thousand One Hundred Twenty No/100 United States Dollars (US$117,120.00) OID in respect of the Third Notes. The OID has been included in the aggregate principal amount of the Third Notes and as such the aggregate principal amount of Third Notes is Seven Hundred Two Thousand Seven Hundred Twenty No/100 United States Dollars (US$702,720.00).”

For the avoidance of doubt, there shall be an aggregate One Hundred Eight Thousand No/100 United States Dollars (US$108,000) OID in respect of the Fourth Notes. The OID has been included in the aggregate principal amount of the Fourth Notes and as such the aggregate principal amount of Fourth Notes is Six Hundred Forty Eight Thousand No/100 United States Dollars (US$648,000).”

8. Section 4(s) of the Securities Purchase Agreement shall be amended and restated as follows:

“On the date of each Closing the Company shall issue to each Buyer as further consideration for such Buyer agreeing to purchase its Notes, a number of shares of Common Stock (the “Inducement Shares”) equal to 15% of the principal amount of such Buyer’s Note divided by $9.94. With respect to the Inducement Shares issued in the First Closing, Second Closing, Third Closing, and Fourth Closing each Buyer agrees that prior to the earlier of (i) the date of the listing of the Common Stock on any of the Nasdaq National Market, Nasdaq Small Cap Market, New York Stock Exchange or NYSE MKT, or (ii)(A) December 31, 2022, with respect to the Inducement Shares issued in the First Closing or (ii)(B) February 28, 2023 with respect to the Inducement Shares issued in the Second Closing or (ii)(C) May 31, 2023 with respect to the Inducement Shares issued in the Third Closing or (ii)(D) March 31, 2024 with respect to the Inducement Shares issued in the Fourth Closing, each participating Buyer agrees that it shall not sell more than 20% of its Inducement Shares.”

9. Section 6(b)(vi) of the Securities Purchase Agreement shall be amended and restated as follows:

“Each Buyer shall have executed a waiver of Section 4.14 of the First Notes, Second Notes, and Third Notes and Section 5(p) of the First Warrants, Second Warrants, and Third Warrants.”

10. The Fourth Closing Schedule of Buyers attached as Schedule A hereto shall be added to the Fourth Closing Schedule of Buyers of the Securities Purchase Agreement.

11. The Form of Fourth Note attached as Exhibit J hereto shall be added to Exhibit J of the Securities Purchase Agreement.

12. The Form of Fourth Warrant attached as Exhibit K hereto shall be added to Exhibit KJ of the Securities Purchase Agreement.

13. Except as modified by this Amendment, all other terms and conditions in the Securities Purchase Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 7(a) regarding governing law. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ARCH THERAPEUTICS, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR BUYER FOLLOWS]

ACKNOWLEDGEMENT OF GUARANTOR

IN WITNESS WHEREOF, the undersigned (the “Guarantor”) hereby acknowledges and agrees to this Amendment, acknowledges and reaffirms its Obligations owing to the Buyers under its Guaranty, dated July 6, 2022 (as the same may be amended, amended and restated, or supplemented from time to time, the “Guaranty”), and agrees that (i) the Guaranty is and shall remain in full force and effect with respect to the Obligations (as defined in the Guaranty) under the Guaranty and (ii) the Obligations of the Guarantor shall include all Notes issued pursuant to this Amendment, including without limitation, the Fourth Notes.

ARCH BIOSURGERY, INC.

By:
Name:
Title:

[BUYER SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer: ____________________________________________________

Signature of Authorized Signatory of Buyer: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

SCHEDULE A

EXHIBIT J

FORM OF FOURTH NOTE

Attached

EXHIBIT K

FORM OF FOURTH WARRANT

Attached